                                                                  EXECUTION COPY

                                                               10-Q Exhibit 10.1

                    FIRST AMENDMENT dated as of June 30, 1999, to the Credit
               Agreement dated as of April 15, 1998 as amended and restated as of October 19, 1998 (as further amended or otherwise modified, the "Credit Agreement"), among ADVANCE HOLDING CORPORATION, ADVANCE STORES COMPANY, INCORPORATED, the Lenders party thereto and THE CHASE MANHATTAN BANK, as Administrative Agent.


          WHEREAS, the Borrower (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement) has requested that the Lenders approve an amendment to the Credit Agreement; and

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

          NOW, THEREFORE, in consideration of these premises, the Borrower and the undersigned Lenders hereby agree as follows:

          SECTION 1.  Amendments.
                      -----------

          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting "(a) the Vehicle Subsidiary or (b)" in the definition of "Subsidiary Loan Party".

          (b) Section 6.16(b) of the Credit Agreement is hereby amended by inserting, immediately following the phrase "including tax liabilities," in the second parenthetical of the second sentence thereof, the phrase "the Guarantee of the Subordinated Debt by the Vehicle Subsidiary to the extent permitted by clause (v) of Section 6.01(a), Indebtedness created under the Loan Documents,".

          SECTION 2.  Representations and Warranties.  The Borrower represents
                      -------------------------------
and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

          SECTION 3.  Effectiveness.  This Amendment shall be deemed to be
                      --------------
effective as of June 30, 1999 on the date (the "Amendment Effective Date") when the following conditions have been met:

          (a) the Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders; and

          (b) the requirements of Section 5.12 shall have been met with respect to the Vehicle Subsidiary (as though it were a new Subsidiary).

          SECTION 4.  Applicable Law.  This Amendment shall be construed in
                      ---------------
accordance with and governed by the law of the State of New York.

          SECTION 5.  No Other Amendments.  Except as expressly set forth
                      --------------------
herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 6.  Counterparts.  This Amendment may be executed in two or
                      -------------
more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Headings.  Section headings used herein are for
                      ---------
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 8.  Expenses.  The Borrower shall reimburse the Administrative
                      ---------
Agent for its reasonable out-of-pocket expenses incurred in connection with this

Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          IN WITNESS WHEREOF, Holdings, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                   ADVANCE HOLDING CORPORATION,

                                     by
                                        /s/ J. O'Neil Leftwich
                                        -------------------------------------
                                        Name:   J. O'Neil Leftwich
                                        Title:  Senior Vice President and
                                                Chief Financial Officer

                                   ADVANCE STORES COMPANY,

                                     by
                                       /s/ J. O'Neil Leftwich
                                       -------------------------------------
                                       Name:   J. O'Neil Leftwich
                                       Title:  Senior Vice President and
                                               Chief Financial Officer

                                   THE CHASE MANHATTAN BANK,

                                     by
                                       /s/ Neil R. Boylan
                                       -------------------------------------
                                       Name:   Neil R. Boylan
                                       Title:  Managing Director

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent

Name of Institution                BankBoston, N.A.

                                        by
                                             /s/ Shawn R. Foster
                                             -------------------------
                                             Name:   Shawn R. Foster
                                             Title:  Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent

Name of Institution                Branch Banking & Trust Company

                                        by
                                             /s/ Cory Boyte
                                             ------------------------
                                             Name:   Cory Boyte
                                             Title:  Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent

Name of Institution                The CIT Group/Business Credit, Inc.

                                        by
                                             /s/ Robert C. Smith
                                             ---------------------------
                                             Name:   Robert C. Smith
                                             Title:  SVP

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent

Name of Institution                Credit Lyonnais NY Branch

                                        by
                                             /s/
                                             -------------------------
                                             Name:
                                             Title:  SVP

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent

Name of Institution                Crestar Bank

                                        by
                                             /s/ Martha D. Shifflet
                                             ---------------------------
                                             Name:  Martha D. Shifflet
                                             Title: Senior Vice
                                                    President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent

Name of Institution                DLJ Capital Funding, Inc.

                                        by
                                             /s/ Dana Klein
                                             --------------------------
                                             Name:  Dana Klein
                                             Title: Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Eaton Vance Senior Income Trust
                                   By:  Eaton Vance Management
                                        as Investment Advisor

                                        by
                                             /s/ Payson F. Swaffield
                                             --------------------------
                                             Name:   Payson F. Swaffield
                                             Title:  Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Erste Bank

                                   by
                                        /s/ Rima Terradista
                                        --------------------------
                                        Name:   Rima Terradista
                                        Title:  Vice President

                                   by
                                        /s/ John S. Runnion
                                        --------------------------
                                        Name:   John S. Runnion
                                        Title:  First Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Firstar Bank, N.A.

                                        by
                                             /s/ Mark A. Whitson
                                             --------------------------
                                             Name:  Mark A. Whitson
                                             Title: Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                First Union National Bank

                                        by
                                             /s/ Mark B. Felker
                                             --------------------------
                                             Name:  Mark B. Felker
                                             Title: Senior Vice
                                                    President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Imperial Bank

                                        by
                                             /s/ Mark Campbell
                                             --------------------------
                                             Name:   Mark Campbell
                                             Title:  Managing Director

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                   By:  Indosuez Capital as Portfolio
                                        Advisor

                                        by
                                             /s/ Melissa Marano
                                             --------------------------
                                             Name:  Melissa Marano
                                             Title: Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                INDOSUEZ CAPITAL FUNDING IV, L.P.
                                   By:  Indosuez Capital as Portfolio
                                        Advisor

                                        by
                                             /s/ Melissa Marano
                                             --------------------------
                                             Name:  Melissa Marano
                                             Title: Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                ING High Income Principal
                                   Preservation Fund Holdings, LDC

                                   By:  ING Capital Advisors LLC
                                        as Investment Advisor

                                        by
                                             /s/ Michael D. Hatley
                                             --------------------------
                                             Name:  Michael D. Hatley
                                             Title: Managing Director

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                KZH CYPRESSTREE-1 LLC

                                        by
                                             /s/ Peter Chin
                                             --------------------------
                                             Name:  Peter Chin
                                             Title: Authorized Agent

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                KZH ING-2 LLC

                                        by
                                             /s/ Peter Chin
                                             --------------------------
                                             Name:  Peter Chin
                                             Title: Authorized Agent

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                National Bank of Canada

                                        by
                                             /s/ William B. O'Connor
                                             --------------------------
                                             Name: William B. O'Connor
                                             Title: VP & Manager

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Norse CBO, Ltd.

                                        by
                                             /s/ Timothy S. Peterson
                                             --------------------------
                                             Name:  Timothy S. Peterson
                                             Title: President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                SENIOR DEBT PORTFOLIO
                                   By:  Boston Management and Research
                                        as Investment Advisor

                                        by
                                             /s/ Payson F. Swaffield
                                             --------------------------
                                             Name:  Payson F. Swaffield
                                             Title: Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Summit Bank

                                        by
                                             /s/ Seiji Nakamura
                                             --------------------------
                                             Name:  Seiji Nakamura
                                             Title: Vice President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Transamerica Business Credit
                                   Corporation

                                        by
                                             /s/ Steven R. Fischer
                                             --------------------------
                                             Name:  Steven R. Fischer
                                             Title: Executive Vice
                                                    President

                                   SIGNATURE PAGE TO THE FIRST AMENDMENT DATED
                                   AS OF JUNE 30, 1999, AMONG ADVANCE HOLDING
                                   CORPORATION, ADVANCE STORES COMPANY,
                                   INCORPORATED, THE LENDERS, and THE CHASE
                                   MANHATTAN BANK, as administrative agent


Name of Institution                Union Bank of California, N.A.

                                        by
                                             /s/ J. William Bloore
                                             --------------------------
                                             Name:  J. William Bloore
                                             Title: Vice President